Exhibit 99.1

ESCROW DEPOSIT AND DISBURSEMENT AGREEMENT

This ESCROW DEPOSIT AND DISBURSEMENT AGREEMENT dated June 28, 2010 (this “Agreement”), is entered into by and between Covidien International Finance S.A., a company organized under the laws of Luxembourg (“CIFSA”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as escrow agent (in such capacity, the “Escrow Agent”), and as trustee (in such capacity, the “Trustee”) under that certain indenture, dated as of October 22, 2007, between CIFSA, Covidien Ltd., a Bermuda company (“Covidien Ltd.”), Covidien public limited company, an Irish public limited company (“Covidien plc” and together with Covidien Ltd., the “Guarantors”) and the Trustee (as supplemented prior to the date hereof, the “Base Indenture”), as amended and supplemented by the sixth supplemental indenture, dated as of June 28, 2010 (the “Sixth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

RECITALS

WHEREAS, pursuant to the Underwriting Agreement, dated as of June 21, 2010 (the “Underwriting Agreement”), among CIFSA, the Guarantors, Morgan Stanley & Co. Incorporated, Barclays Capital Inc. and Goldman, Sachs & Co., as representatives (the “Representatives”) of the underwriters named in Schedule II thereto (the “Underwriters”), CIFSA has agreed to issue $500,000,000 principal amount of its 1.875% Senior Notes due 2013 (the “2013 Notes”) , $400,000,000 principal amount of its 2.80% Senior Notes due 2015 (the “2015 Notes”) and $600,000,000 principal amount of its 4.20% Senior Notes due 2020 (the “2020 Notes” and together with the 2013 Notes and the 2015 Notes, the “Securities”);

WHEREAS, Covidien Ltd. is the direct parent company of CIFSA, and Covidien plc is the direct parent company of Covidien Ltd. and indirect parent of CIFSA;

WHEREAS, the Securities are being offered pursuant to a shelf registration statement on Form S-3, dated as of June 21, 2010 (the “Registration Statement”), to fund the acquisition by Covidien Group S.a.r.l., a Luxembourg company and an indirect wholly-owned subsidiary of Covidien plc (“Covidien Group”), and COV Delaware Corporation, a Delaware corporation and wholly-owned subsidiary of Covidien Group (“COV”), of ev3 Inc., a Delaware corporation (“ev3”) (the “ev3 Acquisition”), pursuant to that certain Agreement and Plan of Merger, dated as of June 1, 2010, among Covidien Group, COV and ev3 (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, CIFSA, the Guarantors and the Trustee have entered into the Sixth Supplemental Indenture, under which CIFSA is issuing the Securities on the date hereof;

WHEREAS, pursuant to the terms of the Underwriting Agreement, CIFSA is required on the date hereof (the “Closing Date”) to direct the Underwriters to deposit in the Escrow Account (as defined herein) an amount equal to $1,490,978,000 (the gross proceeds from the sale of the Notes minus the aggregate underwriting discount, and herein referred to as the “Escrow Amount”) for the ratable benefit of the holders of the Securities (the “Holders”); and

WHEREAS, if (i) the ev3 Acquisition shall not have been consummated prior to the Redemption Trigger Time (as defined below) or (ii) Covidien Group terminates the Merger Agreement prior to the Redemption Trigger Time or Covidien plc abandons the ev3 Acquisition prior to the Redemption Trigger Time, CIFSA shall be required to redeem the Securities pursuant to the special mandatory redemption provisions of the Indenture.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing promises and the mutual agreements hereinafter contained, CIFSA, the Trustee and the Escrow Agent, for the benefit of the Holders of the Securities, agree as follows:

1. Defined Terms. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings ascribed to them in the Indenture.

2. Appointment of the Escrow Agent. CIFSA hereby appoints Deutsche Bank Trust Company Americas as Escrow Agent in accordance with the terms and conditions of this Agreement, and the Escrow Agent hereby accepts such designation and appointment.

3. Establish Fund.

The Escrow Agent shall establish and maintain the Escrow Fund herein provided for in accordance with the terms of this Agreement.

4. Escrow Fund.

On the Closing Date, the Underwriters shall, at the direction of CIFSA, by wire transfer of immediately available funds, deposit or cause to be deposited the Escrow Amount into an escrow account titled “CIFSA Escrow Account for ev3 Acq” (the “Escrow Account”) established hereby with the Escrow Agent. The Escrow Amount plus any interest earned on the Escrow Amount, as provided in Section 5 hereof, from the Closing Date until the Escrow Amount is released from the Escrow Account pursuant to Section 6 hereof is referred to herein as the “Escrow Fund”.

(a) The Escrow Fund shall be held by the Escrow Agent and shall not be subject to any lien, attachment or any other judicial process of any creditor of any party hereto. The Escrow Agent agrees to accept delivery of the Escrow Amount and shall hold and safeguard the Escrow Fund and shall hold and dispose of the Escrow Fund only in accordance with the terms hereof.

(b) Upon receipt of the Escrow Amount into the Escrow Account, the Escrow Agent shall give notice of such receipt, in the form attached hereto as Exhibit A, to CIFSA and to the Representatives.

5. Investment of Escrow Fund.

(a) Unless otherwise instructed in writing (an “Instruction”) from time to time by any managing director or director of CIFSA or any assistant treasurer of Covidien plc (each, an “Authorized Officer,” and together the “Authorized Officers”), the Escrow Agent shall invest amounts in the Escrow Fund in the following funds and in the following amounts:

Fund	Amount

JPMorgan US Dollar TREASURY Liquidity Fund - Institutional Share Class, Fund #1365	$500,000,000

Goldman Sachs US$ Treasury Liquid Reserves Fund - Institutional Share Class, Fund #3324	$500,000,000

Federated Short-Term US Government Securities Fund - Institutional Share Class, Fund #160	$490,978,000

(b) The Escrow Agent shall have the right to liquidate any investments held in the Escrow Fund in order to provide funds necessary to release the Escrow Fund pursuant to Section 6 hereof. The Escrow Agent in its capacity as escrow agent hereunder shall not have any liability for any costs, fees, taxes or other expenses in connection with any investment hereunder or for loss sustained as a result of any liquidation of any investment prior to its maturity, if required pursuant to the preceding sentence, except for such losses resulting from the Escrow Agent’s gross negligence or willful misconduct.

(c) CIFSA agrees that, for tax reporting purposes, all interest and other income from investment of the Escrow Fund shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by CIFSA. Prior to or at the time of execution of this Agreement, CIFSA shall provide the Escrow Agent with a certified tax identification number by furnishing an Internal Revenue Service Form W-8BEN. CIFSA understands that if such Form W-8BEN is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Fund. To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Fund, CIFSA hereby agrees to indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Fund and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent or the grossly negligent failure of the Escrow Agent to timely deposit with the Internal Revenue Service any amounts the Escrow Agent withheld under this Section 5(c).

6. Release of Escrow Fund. The Escrow Agent shall release the Escrow Fund as follows:

(a) If the Escrow Agent receives, on or prior to the Redemption Trigger Time, a certificate in the form attached hereto as Exhibit B (the “Release Certificate”), executed by an Authorized Officer of CIFSA, the Escrow Agent shall release and deliver all amounts in the Escrow Fund in cash by 11:00 a.m. (New York City time) on the second business day after the date of the Release Certificate in accordance with the instructions set forth in the Release Certificate. The Escrow Agent shall confirm in writing to CIFSA that the Escrow Fund has been released by it in accordance with the Release Certificate.

(b) If (i) CIFSA delivers, and the Escrow Agent receives, at any time on or prior to the Redemption Trigger Time, a certificate in the form attached hereto as Exhibit C (the “Redemption Release Certificate”), executed by an Authorized Officer of CIFSA certifying that Covidien Group has determined to abandon the ev3 Acquisition prior to the Redemption Trigger Time or (ii) CIFSA has not delivered, and the Escrow Agent has not received, on or prior to the Redemption Trigger Time, the Release Certificate in accordance with paragraph

(a) of this Section 6 or the Redemption Release Certificate in accordance with clause (i) of this paragraph, (1) CIFSA shall promptly (but in any event at least ten (10) days before the Special Redemption Date (as defined below), unless a shorter notice period shall be acceptable to the Trustee) notify the Trustee in writing, and (2) the Trustee shall, at least five (5) days and not more than fifteen (15) days before the Special Redemption Date (as defined below), on behalf of CIFSA, notify each Holder, in each case in accordance with the provisions of the Indenture that all of the outstanding Securities shall be redeemed on the tenth Business Day following the earlier to occur of the Redemption Trigger Time and the date that Covidien Group terminates the Merger Agreement or abandons the ev3 Acquisition (such tenth Business Day, the “Special Redemption Date”). Prior to 10:00 a.m. (New York City time) on the Special Redemption Date, the Escrow Agent shall release to the paying agent, as provided for in the Indenture (the “Paying Agent”), an amount in cash from the Escrow Fund sufficient to pay the Special Redemption Price for all outstanding Securities on such date (or if the amount in the Escrow Fund is insufficient to pay the Special Redemption Price for all outstanding Securities on such date, the Escrow Agent shall release to the Paying Agent the entire Escrow Fund in cash). If the Escrow Agent receives the Redemption Release Certificate pursuant to clause (i) of this paragraph, the Escrow Agent shall confirm in writing to the Company that the amounts set forth in the Redemption Release Certificate have been released by it in cash in accordance with this Section 6(b).

(c) If CIFSA is required to effect the redemption contemplated by Section 1.4 of the Sixth Supplemental Indenture and for any reason the Escrow Fund is insufficient to pay the Special Redemption Price to redeem all of the outstanding Securities as provided in Section 1.4 of the Sixth Supplemental Indenture, CIFSA agrees to pay to the Paying Agent, on or prior to 11:00 a.m. (New York City time) on the Special Redemption Date, by wire transfer in immediately available funds additional cash in an amount that, together with the Escrow Fund, is sufficient to redeem all of the outstanding Securities on the Special Redemption Date at the Special Redemption Price in accordance with Section 1.4 of the Sixth Supplemental Indenture.

(d) If any funds remain in the Escrow Account after funds sufficient to pay for the redemption of the Securities on the Special Redemption Date have been released from the Escrow Account to the Paying Agent pursuant to paragraph (b) of this Section 6, then such remaining funds shall, on or prior to the close of business on the Special Redemption Date, or as soon thereafter as is practicable, be immediately released and delivered to CIFSA.

(e) If the Escrow Agent receives a written notice from the Trustee that the principal amount of, and accrued and unpaid interest on, the Securities has become immediately due and payable pursuant to Section 1.4 of the Sixth Supplemental Indenture, then the Escrow Agent shall release to the Paying Agent for payment to the Holders an amount of funds in the Escrow Account not to exceed such accelerated principal amount and interest, as communicated by the Paying Agent or the Trustee to the Escrow Agent.

(f) “Redemption Trigger Time” means 5:00 p.m. (New York City time) on December 31, 2010.

7. Termination. This Agreement shall terminate at such time as all funds from the Escrow Account have been released or paid in accordance with the terms of this Agreement; provided, however, that it is expressly agreed that Section 5(c), Section 8 and Section 9(a) shall survive any such termination and the resignation or removal of the Escrow Agent.

8. Indemnification. CIFSA agrees to indemnify the Escrow Agent and its directors, officers, agents and employees, for, and to hold it harmless against, any and all claims, actions, obligations, losses, liabilities, damages or expenses incurred in connection with this Agreement and carrying out its duties hereunder, including reasonable costs and expenses of one firm of counsel in connection with defending itself against any claim of liability in connection with this Agreement; provided, however, that CIFSA shall not be liable for indemnification or otherwise of the Escrow Agent for any loss, liability, damage, cost or expense to the extent arising out of the Escrow Agent’s own gross negligence or willful misconduct or any taxes arising from the receipt by the Escrow Agent of fees and expenses for services rendered under this Agreement.

9. Concerning the Escrow Agent.

(a) CIFSA agrees to promptly pay the Escrow Agent’s fees and expenses for all services rendered by it hereunder as set forth in Exhibit D.

(b) The Escrow Agent shall not have, and hereby waives, any lien, security interest, right of set-off, or other encumbrance with respect to the Escrow Fund or any money, instruments, investment property, or other property on deposit in, credited to, or carried in the Escrow Account, to secure its rights to be paid any amounts owing under Section 8 or paragraph (a) of this Section 9, and the Escrow Agent agrees that it shall look solely to the Company, and not to the Escrow Account, for the payment of any such amounts.

(c) The Escrow Agent shall prepare and deliver to CIFSA within ten (10) Business Days after the termination of this Agreement a written account describing all transactions with respect to the Escrow Account.

(d) The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement, and no other or further duties or responsibilities shall be implied.

(e) The Escrow Agent may act upon any instrument or other writing provided by an Authorized Officer believed by it in good faith to be genuine, and to be signed or presented by the proper person, and shall not be liable in connection with the performance by it of its duties pursuant to the provisions of this Agreement, except for its own willful misconduct or gross negligence. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such instrument or other writing. The Escrow Agent shall have no duty to solicit any payments which may be due hereunder. THE ESCROW AGENT SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT, PUNITIVE OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

(f) Any corporation or other entity into which the Escrow Agent in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Escrow Agent in its individual capacity shall be a party, or any corporation or other entity to which all or substantially all the corporate trust business of the Escrow Agent in its individual capacity may be transferred, shall be the Escrow Agent under this Agreement without further act and such successor Escrow Agent shall be deemed to have assumed, without further act, all rights and obligations of the Escrow Agent hereunder.

(g) The Escrow Agent may consult with counsel of its choice as to any matter relating to this Agreement and shall be entitled to conclusively rely on and shall be protected for any action reasonably taken or omitted to be taken in good faith in accordance with the advice or opinion of such counsel.

(h) The Escrow Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder.

(i) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, civil unrest, local or national disturbance or disaster, any act of terrorism, or the unavailability of the Federal Reserve Bank wire or facsimile or other wire or communication facility).

(j) The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement. The Escrow Agent shall not be called upon to advise any party as to the wisdom in selling or retaining or taking or refraining from any action with respect to any securities or other property deposited hereunder.

(k) The Escrow Agent shall not be under any duty to give the Escrow Fund held by it hereunder any greater degree of care than it gives its own similar property and shall not be required to invest any funds held hereunder except as directed in this Agreement. Uninvested funds held hereunder shall not earn or accrue interest.

10. Resignation of the Escrow Agent; Appointment of Successor. The Escrow Agent may at any time resign by giving ninety (90) days’ prior written notice of resignation to the Company. CIFSA may at any time remove the Escrow Agent by giving ninety (90) days’ prior written notice signed by CIFSA to the Escrow Agent. If the Escrow Agent shall resign or be removed, a successor Escrow Agent, which shall be a bank or trust company having assets in excess of $50,000,000 shall be appointed by CIFSA and notice of such appointment shall be given to the Escrow Agent, such successor Escrow Agent and the Trustee by written instrument executed by CIFSA and, upon delivery of such notice and the execution and delivery of a written instrument by the successor Escrow Agent agreeing to assume the rights and obligations of the Escrow Agent hereunder, the resignation or removal of the predecessor Escrow Agent shall, upon payment of its charges hereunder, become effective and such successor Escrow Agent, without any further act, deed or conveyance, shall become vested with all right, title and interest to all cash and property held hereunder of such predecessor Escrow Agent, and such predecessor Escrow Agent shall deliver to the successor Escrow Agent all property held by it hereunder. Such predecessor Escrow Agent shall, on the written request of CIFSA, on the one hand, or the successor Escrow Agent, on the other hand, execute and deliver to such successor Escrow Agent an assignment of all rights hereunder of such predecessor Escrow Agent. If no successor Escrow Agent shall have been appointed within ninety (90) days of a notice of resignation by the Escrow Agent, the Escrow Agent may, at CIFSA’s expense, petition a court of competent jurisdiction for the appointment of a successor, and the Escrow Agent’s sole responsibility shall thereafter be to hold the Escrow Fund until the earlier of its receipt of designation of a successor Escrow Agent, its receipt of written instructions from CIFSA with respect to the Escrow Fund or the Escrow Agent is required to release the Escrow Fund pursuant to Section 6 hereof.

11. Miscellaneous.

(a) Amendments and Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

(b) Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. CIFSA shall provide written notice of any such assignment to the Escrow Agent. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(c) Governing Law; Jurisdiction; Etc.

(i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof.

(ii) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

(iii) Each of the parties hereto irrevocably waives, to the fullest extent it may legally and effectively do so, any objection or immunity (on the grounds of sovereign or otherwise) that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or federal court. CIFSA irrevocably appoints CT Corporation System, with offices at 111 Eighth Avenue, New York, New York 10011, as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. CIFSA represents and warrants that such agent has agreed to act as its agent for service of process, and CIFSA agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Waiver of Jury Trial. EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF SUCH PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(e) Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same agreement. The exchange of copies of this Agreement and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Agreement as to the parities hereto and may be used in lieu of the original Agreement for all purposes. Signatures of the parties hereto transmitted by facsimile or PDF shall be deemed to be their original signatures for all purposes.

(f) Titles and Subtitles. The titles and subtitles are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

(g) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices shall be addressed to the party at its address set forth below or at such other address or addresses of which the respective party shall have notified the other party:

If to CIFSA:

Covidien International Finance S.A.

Fourth Floor

3b Boulevard

Prince Henri

L-1724 Luxembourg

Attention: Managing Director

Telecopy: + 352 266 379 92

With a copy to:

Covidien

15 Hampshire Street

Mansfield, Massachusetts 02048

Attention: General Counsel

Telecopy: (617) 951-7050

If to the Escrow Agent:

Deutsche Bank Trust Company Americas

60 Wall Street, 27th Floor

MS: NYC60-2710

New York, New York 10005

Attention: Trust & Securities Services

Telecopy: (732) 578-4635;

with a copy to:

Deutsche Bank National Trust Company,

for Deutsche Bank Trust Company Americas

100 Plaza One

6th Floor - MS JCY03-0699

Jersey City, NJ 07311-3901

Attention: Trust & Securities Services

Telecopy: (732) 578-4635

(h) Severability. If any provision of this Agreement, including any phrase, sentence, clause, section or subsection, is inoperative or unenforceable for any reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatsoever.

(i) Entire Agreement. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof. Any and all other prior written or oral agreements existing between the parties hereto regarding such subject matter are expressly terminated.

(j) U.S.A. Patriot Act. The parties hereto acknowledge that in accordance with Section 326 of the USA Patriot Act the Escrow Agent, like all financial institutions and in order to help fight the funding of terrorism and money laundering, is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with

Deutsche Bank Trust Company Americas. The parties to this Agreement agree that they will provide the Escrow Agent with such information as it may request in order for the Escrow Agent to satisfy the requirements of the USA Patriot Act.

(k) Use of Name. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions “Bankers Trust Company”, “Deutsche Bank Trust Company Americas” or “Deutsche Bank AG” or any of their respective affiliates by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party’s behalf, without the prior written consent of the Escrow Agent.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed or caused the Agreement to be executed by their respective officers or other representatives hereunto duly authorized, as of the date first above written.

COVIDIEN INTERNATIONAL FINANCE S.A.

By:	/s/ Michelangelo Stefani
Name: Michelangelo Stefani
Title: Managing Director

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Escrow Agent

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Kenneth R. Ring
Name: Kenneth R. Ring
Title: Vice President

By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:	/s/ Kenneth R. Ring
Name Kenneth R. Ring
Title: Vice President

By:	/s/ Chris Niesz
Name: Chris Niesz
Title: Associate

Exhibit A to Escrow Deposit and Disbursement Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street

New York, NY 10005

June 28, 2010

Morgan Stanley & Co. Incorporated

1585 Broadway

New York, New York 10036

Attention: Investment Banking Division

Facsimile: (212) 507-8999

Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

Attention: Syndicate Registration

Facsimile: (646) 834-8133

Goldman, Sachs & Co.

200 West Street

New York, New York 10282

Attention: Registration Department

Facsimile: (212) 902-3000

Covidien International Finance S.A.

Fourth Floor

3b Boulevard

Prince Henri

L-1724 Luxembourg

Attention: Managing Director

Re: Receipt of Escrow Amount

Ladies and Gentlemen:

Deutsche Bank Trust Company Americas, as escrow agent (the “Escrow Agent”) under the Escrow Deposit and Disbursement Agreement, dated as of June 28, 2010 (the “Agreement”), among Covidien International Finance S.A. (“CIFSA”), the Escrow Agent and Deutsche Bank Trust Company Americas , as trustee, (the “Trustee”), hereby acknowledges receipt pursuant to Section 4(c) of the Agreement of the aggregate amount of $1,490,978,000 in the form of cash by wire transfer in immediately available funds, which amount represents payment of the Escrow Amount under Section 4(a) of the Agreement.

[Signature page follows]

Deutsche Bank Trust Company Americas as Escrow Agent

By:	DEUTSCHE BANK NATIONAL TRUST COMPANY

By:
Name:
Title:

Exhibit B to Escrow Deposit and Disbursement Agreement

COMPANY RELEASE CERTIFICATE

Reference is made to the Escrow Deposit and Disbursement Agreement, dated as of June 28, 2010, by and among Covidien International Finance S.A. (“CIFSA”) and Deutsche Bank Trust Company Americas, as Escrow Agent and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (the “Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

The undersigned,                                          , in his or her capacity as                                          of CIFSA, does hereby certify on behalf of CIFSA that the ev3 Acquisition will occur following the release of the Escrow Fund from the Escrow Account in accordance with the Merger Agreement.

CIFSA hereby directs the Escrow Agent to release and deliver all amounts in the Escrow Account in immediately available funds by 11:00 a.m. (New York City time) on the second business day after the date of this certificate as follows:

Payee	Wire Instructions

[Signature page follows]

COVIDIEN INTERNATIONAL FINANCE S.A.

By:
Name:
Title:

Exhibit C to Escrow Deposit and Disbursement Agreement

REDEMPTION RELEASE CERTIFICATE

Reference is made to the Escrow Deposit and Disbursement Agreement, dated as of June 28, 2010, by and among Covidien International Finance S.A. (“CIFSA”) and Deutsche Bank Trust Company Americas, as Escrow Agent and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”) (the “Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

The undersigned,                                          , in his or her capacity as                                          of CIFSA, does hereby certify on behalf of CIFSA that [Covidien Group has terminated the Merger Agreement] or [Covidien plc has abandoned the ev3 Acquisition] and CIFSA is required to redeem the Securities pursuant to Section 1.4 of the Sixth Supplemental Indenture. Accordingly, CIFSA directs the Escrow Agent to release and deliver the Escrow Funds to the Paying Agent on             , 20     in connection with the special mandatory redemption of the Securities on such date.

COVIDIEN INTERNATIONAL FINANCE S.A.

By:
Name:
Title:

Exhibit D to Escrow Deposit and Disbursement Agreement

Escrow Fee: $0 (waived by Escrow Agent)